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                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) October 4, 1996
                                                        ---------------



                 FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED
           ---------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                         Pennsylvania
              --------------------------------------------------------
                 (State or other jurisdiction of incorporation)


          0-14841                              22-2476703
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(Commission File Number)                 (IRS Employer Identification Number)


            One Franklin Plaza, Burlington, New Jersey       08016-4907
           -------------------------------------------------------------
           (Address of Principal Executive Offices)           (Zip Code)



Registrant's telephone number, including area code (609) 386-2500
                                                   --------------


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ITEM 2  ACQUISITION OR DISPOSITION OF ASSETS.


     On October 4, 1996, Franklin Electronic Publishers, Inc. (the "Registrant") purchased, pursuant to an Asset Purchase Agreement with Insilco Corporation ("Insilco"), for an aggregate purchase price of $15,767,387, (1) a perpetual, exclusive, fully paid up license to use the "Rolodex" trademark in connection with the manufacture and distribution of "Electronic Products" (data banks, electronic organizers, telephones, electronic telephone dialers, caller identification products, or any electronic product which is a combination of two or more of the foregoing products) and (2) certain of the assets of Insilco's Rolodex(R) electronic products line, including its Electronic Products inventory, and certain receivables and miscellaneous assets. A copy of said Asset Purchase Agreement is filed as an exhibit hereto. The purchase price represents a negotiated amount. The source of the funds used by the Registrant in connection with the purchase is a borrowing under the Registrant's bank line of credit from Chase Manhattan Bank (successor to Chemical Bank).

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS


     (a) Financial statements

     Pursuant to the reported transaction, the Registrant acquired only a paid up trademark license for the "Rolodex" trademark for Electronic Products, and certain inventory, certain receivables and miscellaneous assets. Accordingly, the Registrant does not believe that it is required to furnish "Financial Statements of Business Acquired" because it did not acquire a "business" as defined by Rule 11-01(d) of Regulation S-X.

     (b) Pro Forma Financial Information

     For the same reasons stated above in Item 7(a), the Registrant does not believe that it is required to submit pro forma financial information under Rule 11-01 of Regulation S-X.

     (c) Exhibit:

          (10) Asset Purchase Agreement between Insilco Corporation and Franklin Electronic Publishers, Incorporated dated as of October 4, 1996.


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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FRANKLIN ELECTRONIC PUBLISHERS, INC.



                              By /s/ Gregory J. Winsky
                                ___________________________
                                Name:  Gregory J. Winsky
                                Title: Vice President



Date:  October 18, 1996

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